                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

                        FS VARIABLE ANNUITY ACCOUNT NINE
                                Supplement to the
              ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY
                             DATED DECEMBER 20, 2004

--------------------------------------------------------------------------------

This Supplement amends the prospectus dated December 20, 2004.

The Access Protector Feature is not available at this time. Please check with your financial representative for the availability of this feature.

Dated: December 20, 2004

                Please keep this Supplement with your prospectus.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

                        FS VARIABLE ANNUITY ACCOUNT NINE
                                Supplement to the
              ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY
                             DATED DECEMBER 20, 2004

------------------------------------------------------------------------

This Supplement amends the prospectus dated December 20, 2004.

The following is added to the OTHER INFORMATION section on page 41 of the prospectus:

Legal Proceedings

     First SunAmerica engages in various kinds of routine litigation. In management's opinion, these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account, with the exception of the discussion below.

     On November 23, 2004, American International Group, Inc. (AIG), the parent company and affiliated person of First SunAmerica Life Insurance Company ("Depositor") and AIG SunAmerica Capital Services, Inc. ("Distributor"), consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the Securities and Exchange Commission (SEC) alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (Exchange Act) and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (Securities Act) and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. Pursuant to a final judgment entered on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

     In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws. Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and, its affiliated persons, from, among other things, serving as an investment advisor or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Depositor and Distributor, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the separate accounts through which your variable annuity is funded ("Separate Accounts"). The Depositor and Distributor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

     Additionally, AIG and AIG Financial Products Corp. (AIG-FP), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice (DOJ). The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements. As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

     The Depositor believes that the disgorgement and penalties are not likely to have a material adverse effect on the Separate Accounts. Nor does the Distributor believe that the disgorgement and penalties will materially affect its ability to perform distribution services relating to the Separate Accounts.

Dated: December 20, 2004

                Please keep this Supplement with your prospectus.

                                                  As filed pursuant to Rule 497
                                               under the Securities Act of 1933
                                                    Registration No. 333-118225
                                                                      811-21230

                                  PROSPECTUS

             ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY

                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                   issued by

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              in connection with

                       FS VARIABLE ANNUITY ACCOUNT NINE

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the AllianceBernstein Ovation Advantage Variable Annuity.

The annuity has several investment choices -- Variable Portfolios listed below and certain fixed account options. The Variable Portfolios are part of the AllianceBernstein Variable Products Series Fund, Inc. ("Series Fund"), managed by Alliance Capital Management L.P. Only Class B shares are offered in this contract.

AllianceBernstein Americas Government Income    AllianceBernstein Real Estate Investment
Portfolio                                       Portfolio
AllianceBernstein Balanced Wealth Strategy      AllianceBernstein Small Cap Growth Portfolio
Portfolio
AllianceBernstein Global Bond Portfolio         AllianceBernstein Small Cap Value Portfolio
AllianceBernstein Global Dollar Government      AllianceBernstein Technology Portfolio
Portfolio
AllianceBernstein Growth Portfolio              AllianceBernstein Total Return Portfolio
AllianceBernstein Growth and Income Portfolio   AllianceBernstein U.S. Government/High Grade
                                                Securities Portfolio
AllianceBernstein High-Yield Portfolio          AllianceBernstein U.S. Large Cap Blended Style
                                                Series Portfolio
AllianceBernstein International Portfolio       AllianceBernstein Utility Income Portfolio
AllianceBernstein International Value Portfolio AllianceBernstein Value Portfolio
AllianceBernstein Money Market Portfolio        AllianceBernstein Wealth Appreciation Strategy
                                                Portfolio
AllianceBernstein Premier Growth Portfolio      AllianceBernstein Worldwide Privatization
                                                Portfolio (An equity fund seeking long-term
                                                capital appreciation.)


To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated December 20, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. For a free copy of the SAI, call us at (800) 255-8402 or write to us at Delaware Valley Financial Services, P.O. Box 3031, Berwyn, PA 19312-0031. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

The Contracts

    .   are not bank deposits
    .   are not federally insured
    .   are not endorsed by any bank or government agency
    .   are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               December 20, 2004

================================================================================
                               TABLE OF CONTENTS
================================================================================

 GLOSSARY.................................................................   3
 HIGHLIGHTS...............................................................   4
 FEE TABLES...............................................................   6
 PORTFOLIO EXPENSES.......................................................   7
 MAXIMUM AND MINIMUM EXPENSE EXAMPLES.....................................   8
 THE ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY.................  10
 PURCHASING AN ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY.......  11
    Allocation of Purchase Payments.......................................  11
    Free Look.............................................................  12
    Exchange Offers.......................................................  12
 INVESTMENT OPTIONS.......................................................  13
    Variable Portfolios...................................................  13
    Accumulation Units....................................................  13
    Fixed Account Options.................................................  14
    Dollar Cost Averaging Fixed Accounts..................................  15
    Transfers During the Accumulation Phase...............................  15
    Dollar Cost Averaging Program.........................................  16
    Asset Rebalancing Program.............................................  17
    Voting Rights.........................................................  18
    Substitution..........................................................  18
 ACCESS TO YOUR MONEY.....................................................  18
    Free Withdrawal Provision.............................................  19
    Systematic Withdrawal Program.........................................  20
    Minimum Contract Value................................................  20
 OPTIONAL LIVING BENEFITS.................................................  20
    Access Protector Feature..............................................  21
    Capital Protector Feature.............................................  25
 DEATH BENEFITS...........................................................  27
    General Information About Death Benefits..............................  27
    Definition of Death Benefit Terms.....................................  27
    Death Benefit Options.................................................  28
    Standard Death Benefit................................................  28
    Optional Annual Ratchet...............................................  28
    Spousal Continuation..................................................  29
 EXPENSES.................................................................  30
    Separate Account Charges..............................................  30
    Withdrawal Charges....................................................  30
    Investment Charges....................................................  31
    Contract Maintenance Fee..............................................  31
    Transfer Fee..........................................................  31
    Optional Death Benefit Charges........................................  31
    Optional Access Protector Fee.........................................  31
    Optional Capital Protector Fee........................................  32
    Income Taxes..........................................................  32
    Reduction or Elimination of Charges and Expenses, and Additional
     Amounts Credited.....................................................  32
 INCOME OPTIONS...........................................................  32
    Annuity Date..........................................................  32
    Income Options........................................................  33
    Fixed or Variable Income Payments.....................................  34
    Income Payments.......................................................  34
    Deferment of Payments.................................................  34
 TAXES....................................................................  35
    Annuity Contracts in General..........................................  35
    Tax Treatment of Distributions -- Non-Qualified Contracts.............  35
    Tax Treatment of Distributions -- Qualified Contracts (including governmental 457(b) eligible deferred compensation plans)............  36
    Minimum Distributions.................................................  36
    Tax Treatment of Death Benefits.......................................  37
    Contracts Owned by a Trust or Corporation.............................  37
    Gifts, Pledges and/or Assignments of a Contract.......................  38
    Diversification and Investor Control..................................  38
 PERFORMANCE..............................................................  38
 OTHER INFORMATION........................................................  39
    First SunAmerica......................................................  39
    The Separate Account..................................................  39
    The General Account...................................................  39
    Payments in Connection with Distribution of the Contract..............  39
    Administration........................................................  40
    Ownership.............................................................  41
    Registration Statement................................................  41
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.................  42
 APPENDIX A -- ACCESS PROTECTOR EXAMPLES.................................. A-1
 APPENDIX B -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.............. B-1

================================================================================
                                   GLOSSARY
================================================================================

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Phase -- The period during which you invest money in your contract.

Accumulation Units -- A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

Annuitant(s) -- The person(s) on whose life (lives) we base income payments.

Annuity Date -- The date on which income payments are to begin, as selected by you.

Annuity Units -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

Beneficiary(ies) -- The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

Company -- First SunAmerica Life Insurance Company ("First SunAmerica"), the Company, we, us, our, the insurer which issues this contract. Only "First SunAmerica" is a capitalized term in this prospectus.

Income Phase -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

Latest Annuity Date -- The first day of the calendar month following the later of the Annuitant's 90th birthday or 10 years after contract issue.

Non-Qualified (contract) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

Purchase Payments -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

Qualified (contract) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

Series Fund -- Refers to AllianceBernstein Variable Products Series Fund, Inc.

Variable Portfolio(s) -- A sub-account of FS Variable Annuity Account Nine which provides for the variable investment options available under the contract. Each Variable Portfolio has its own investment objective. The Variable Portfolios invest in the underlying funds of the AllianceBernstein Variable Products Series Fund, Inc. and are managed by Alliance Capital Management L.P.

================================================================================
                                  HIGHLIGHTS
================================================================================

The AllianceBernstein Ovation Advantage Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

Free Look: You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). You will receive the greater of Purchase Payments or the value of your contract on the day that we receive your request. See "Purchasing an AllianceBernstein Ovation Advantage Variable Annuity" in this prospectus.

Purchasing a Contract: The minimum initial Purchase Payment we will accept is $2,000. For more information on purchasing a contract, see "Purchasing an AllianceBernstein Ovation Advantage Variable Annuity" in this prospectus.

Expenses: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. The separate account charge, deducted daily, equals 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. An optional death benefit feature is available under the contract for an additional fee. There are investment charges on amounts invested in the Variable Portfolios. If you elect any optional features available under the contract we may charge additional fees for these features. A withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges will no longer apply to that portion of the Purchase Payment. See the "Fee Table," "Purchasing an AllianceBernstein Ovation Advantage Variable Annuity" and "Expenses" in this prospectus.

Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply during the Accumulation Phase. See "Access to Your Money" and "Taxes" in this prospectus.

Death Benefit: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. The Standard Death Benefit is automatically included in your contract for no additional charge. We also offer, for an additional charge, the selection of one optional death benefit. See "Death Benefits" in this prospectus.

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different income options, including options for income that you cannot outlive. See "Income Options" in this prospectus.

Inquiries: If you have questions about your contract call your financial representative or contact us at our Annuity Service Center:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031
    (800) 255-8402

First SunAmerica offers several different variable annuity products to meet the diverse needs of our investors. Each product may provide different features and benefits offered at different fees, charges and expenses. When working with your financial representative to determine the best product to meet your needs you should consider, among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your long-term retirement savings goals.

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

================================================================================
                                  FEE TABLES
================================================================================

The following describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

MAXIMUM OWNER TRANSACTION EXPENSES

 Maximum Withdrawal Charges (as a percentage of each Purchase Payment)/1/ 7.0%

Transfer Fee
    $25 per transfer after the first 15 transfers in any contract year.

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including the underlying portfolios fees and expenses which are outlined in the next section.

                        CONTRACT MAINTENANCE FEE/2/ $30

SEPARATE ACCOUNT ANNUAL EXPENSES
    (deducted daily as a percentage of your average daily net asset value)

                 Separate Account Annual Expense.......... 1.55%
                 Optional Annual Ratchet
                   (enhanced death benefit)............... 0.20%
                                                           ----
                   Total Separate Account Annual Expense.. 1.75%
                                                           ====

ADDITIONAL OPTIONAL FEATURE FEES
    You may elect either Access Protector or Capital Protector described below:

Optional Access Protector Fee/3/
(calculated as a percentage of your Purchase Payments received in the first 90 days less withdrawals)

                                           Annualized
                            Contract Year     Fee
                           -------------   ----------
                                0-7.......    0.65%
                                8+........    0.45%

Optional Capital Protector Fee/4/
(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased you contract)

                                           Annualized
                            Contract Year     Fee
                           -------------   ----------
                                0-5.......    0.65%
                               6-10.......    0.45%
                                11+.......    none

The following shows the minimum and maximum total operating expenses charged by the underlying Portfolios of the Series Fund, before any waivers or reimbursements, that you may pay periodically during the time you own the contract. More detail concerning the Series Fund's fees and expenses is contained in the prospectus for the Series Fund. Please read the Series Fund prospectus carefully before investing.

PORTFOLIO EXPENSES

Total Annual Underlying Portfolio Expenses                                 Minimum Maximum
------------------------------------------                                 ------- --------
(expenses that are deducted from underlying portfolios of the Series Fund, including management fees, other expenses and 12b-1 fees if applicable)/5/  0.91%  8.25%/6/

-------------


Footnotes to the Fee Tables:

/1/ Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 3 years:

                                   Years
                                ---------------
                                1   2   3   4+
                                --  --  --  --
                                7%  6%  5%  0%

/2/ The contract maintenance fee is waived if contract value is $50,000 or more.

/3/ The Access Protector is an optional guaranteed minimum withdrawal benefit. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.

/4/ The Capital Protector feature is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

/5/ For individual expenses of each of the Variable Portfolios available in your contract, please refer to the Series Fund prospectus.

/6/ Alliance Capital contractually waives a portion of its advisory fee and reimburses certain other expenses of the U.S. Large Cap Blended Style Portfolio, which is the maximum charge represented. The contractual waiver for the U.S. Large Cap Blended Style Portfolio extends through May 1, 2005 and may be extended by Alliance Capital for additional one-year terms. When the waivers are taken into account the maximum portfolio expense is 2.41%. The waivers do not affect the minimum portfolio expense.

================================================================================
                     MAXIMUM AND MINIMUM EXPENSE EXAMPLES
================================================================================

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, separate account annual expenses and expenses of the underlying portfolios of the Series Fund.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Series Fund are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 2.40% (including the Annual Ratchet enhanced death benefit) and investment in an underlying portfolio with total expenses of 8.25%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional benefits at the maximum charges offered (Annual Ratchet, 0.20%; and Access Protector, 0.65% for years 0-7 or 0.45% for years 8+):


                         1 Year               3 Years
                         ------               -------
                         $1,739               $3,443
                   ===================  ===================

(2) If you annuitize your contract at the end of the applicable time period:

                         1 Year               3 Years
                         ------               -------
                          $956                $2,734
                   ===================  ===================

(3) If you do not surrender your contract and you elect the optional benefits at the maximum charges offered (Annual Ratchet, 0.20%; and Access Protector, 0.65% for years 0-7 or 0.45% for years 8+):

                         1 Year               3 Years
                         ------               -------
                         $1,039               $2,943
                   ===================  ===================

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55% and investment in an underlying portfolio with total expenses of 0.91%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

                         1 Year               3 Years
                         ------               -------
                          $954                $1,280
                   ===================  ===================

(2) If you annuitize your contract at the end of the applicable time period:

                         1 Year               3 Years
                         ------               -------
                          $249                 $767
                   ===================  ===================

(3) If you do not surrender your contract and you do not elect any optional features:

                         1 Year               3 Years
                         ------               -------
                          $254                 $780
                   ===================  ===================

-------------
Explanation of Fee Table and Example

1. The purpose of the Fee Table is to show you the various expenses you would incur directly and indirectly by investing in the contract. The examples represent both fees at the Separate Account (contract) level as well as the Variable Portfolio expenses. The examples reflect a 10% free withdrawal amount available upon a full surrender. Please see Access to Your Money below. Additional information on the Variable Portfolios' fees and expenses can be found in the Series Fund prospectus located behind this prospectus.

2. In addition to the stated assumptions, the Examples also assume Separate Account Annual Expenses as indicated and that no transfer fees were imposed.

3. Examples reflecting application of optional features and benefits use the highest fees and charges being offered for those features. If you did not elect the optional death benefit, your expenses would be lower than those shown in these tables. If you elected the Capital Protector, instead of Access Protector, your expenses would be lower than those shown in the tables. The fee for the Capital Protector and Access Protector features are not calculated as a percentage of your daily net asset value, but are based on other calculations more fully described in the prospectus.

4. These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

 Condensed Financials are not yet available as sales of this product have not yet begun.

================================================================================
           THE ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY
================================================================================

First SunAmerica Life issues the AllianceBernstein Ovation Advantage Variable Annuity. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

When you purchase an AllianceBernstein Ovation Advantage Variable Annuity, a contract exists between you and First SunAmerica. You are the owner of the contract. The contract provides three main benefits:

    1. Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

    2. Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

    3. Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you start receiving income payments out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract may also offer several fixed account options for varying time periods. The fixed account options earn interest at a rate set and guaranteed by First SunAmerica. If you allocate money to a fixed account option, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option in which you invest.

For more information on investment options available under this contract please see "Investment Options" in this prospectus.

This annuity is designed for long-term investors who desire to save for retirement. Under certain circumstances, you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

================================================================================
                        PURCHASING AN ALLIANCEBERNSTEIN
                      OVATION ADVANTAGE VARIABLE ANNUITY
================================================================================

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment permitted under your contract is $2,000. Subsequent payments must be at least $1,000 except that automated subsequent payments may be $100 or more. Prior Company approval is required to accept Purchase Payments greater than $1,000,000. The Company reserves the right to refuse Purchase Payments, including one which would cause total Purchase Payments to exceed $1,000,000 at the time of the Purchase Payment. Subsequent Purchase Payments which would cause total Purchase Payments in all contracts issued by the Company and AIG SunAmerica Life Assurance Company, an affiliate of the Company, to exceed this limit are also subject to prior Company approval. Further, we reserve the right to aggregate all contracts having the same owner and/or Annuitants' social security or federal tax identification number for purposes of determining which contracts and/or Purchase Payments require Company pre-approval. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the Contract. We also reserve the right to change the amount at which pre-approval is required, at any time.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator.

We will not issue a contract to anyone age 86 or older and we will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will issue a Qualified contract to anyone who is age 70 1/2 or older, but it is your responsibility to ensure that the minimum distribution required by the IRS is being made.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

Allocation of Purchase Payments

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions.

In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

    .   send your money back to you, or;

    . ask your permission to keep your money until we get the information necessary to issue the contract.

Free Look

You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). To cancel, you must mail the contract along with your written request to our Annuity Service Center:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031

If you decide to cancel your contract during the free look period, we will refund to you the greater of your Purchase Payment or the value of your contract on the day we receive your request. We reserve the right to put your money in the Money Market Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Money Market Portfolio during the free look period unless you allocate your money to it.

Exchange Offers

From time to time, we may offer to allow you to exchange an older variable annuity, issued by First SunAmerica or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

================================================================================
                              INVESTMENT OPTIONS
================================================================================

Variable Portfolios

The Variable Portfolios invest in shares of the AllianceBernstein Variable Products Series Fund, Inc. ("Series Fund"). The Variable Portfolios are only available through the purchase of certain insurance contracts.

Alliance Capital Management L.P. is the investment adviser to the Series Fund. The Series Fund also serves as the current underlying investment vehicle for other variable contracts issued by our affiliates, AIG SunAmerica Life Assurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York, and other affiliated/unaffiliated insurance companies. Neither First SunAmerica nor the Series Fund believes that offering shares of the Series Fund in this manner disadvantages you. The adviser monitors the Series Fund for potential conflicts.

The Variable Portfolios are listed below. Only Class B is offered for this contract.

    AllianceBernstein Americas Government Income Portfolio
    AllianceBernstein Balanced Wealth Strategy Portfolio
    AllianceBernstein Global Bond Portfolio
    AllianceBernstein Global Dollar Government Portfolio
    AllianceBernstein Growth Portfolio
    AllianceBernstein Growth and Income Portfolio
    AllianceBernstein High-Yield Portfolio
    AllianceBernstein International Portfolio
    AllianceBernstein International Value Portfolio
    AllianceBernstein Money Market Portfolio
    AllianceBernstein Premier Growth Portfolio
    AllianceBernstein Real Estate Investment Portfolio
    AllianceBernstein Small Cap Growth Portfolio
    AllianceBernstein Small Cap Value Portfolio
    AllianceBernstein Technology Portfolio
    AllianceBernstein Total Return Portfolio
    AllianceBernstein U.S. Government/High Grade Securities Portfolio AllianceBernstein U.S. Large Cap Blended Style Portfolio
    AllianceBernstein Utility Income Portfolio
    AllianceBernstein Value Portfolio
    AllianceBernstein Wealth Appreciation Strategy Portfolio
    AllianceBernstein Worldwide Privatization Portfolio (An equity fund seeking long-term capital appreciation.)

You should read the attached prospectus for the Series Fund carefully. This prospectus contains detailed information about the Variable Portfolios, including each Variable Portfolio's investment objective and risk factors.

Accumulation Units

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before

4 p.m. Eastern Time, or on the next business day's unit value if we receive your money after 4 p.m. Eastern Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

    1. We determine the total value of money invested in a particular Variable Portfolio;

    2.  We subtract from that amount all applicable contract charges; and

    3.  We divide this amount by the number of outstanding Accumulation Units.

Accumulation Units are credited to your contract when Purchase Payments are allocated or amounts are transferred into a Variable Portfolio. Accumulation Units are deducted when the charge, if any, for an Optional Living Benefit is deducted. Accumulation Units are also deducted when you make a withdrawal or a transfer out of a Variable Portfolio.

    Example:

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the AllianceBernstein Global Bond Portfolio. We determine that the value of an Accumulation Unit for the AllianceBernstein Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses of the Separate Account affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

Fixed Account Options

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

    Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

    Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

    Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If available, you may systematically transfer interest in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

All FAGPs may not be available. At any time that we are crediting the guaranteed minimum interest rate specified in your contract to the fixed accounts, we reserve the right to restrict transfers and Purchase Payments into the FAGPs. We may also offer the specific dollar cost averaging fixed accounts. The rules, restrictions and operation of the dollar cost averaging fixed accounts may differ from the standard FAGPs described above, please see "Dollar Cost Averaging Program" below for more details.

Dollar Cost Averaging Fixed Accounts

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging fixed accounts ("DCA fixed accounts"), if available. DCA fixed accounts credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCA fixed accounts while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA fixed account may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCA fixed account the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCA fixed accounts offered at any time in our sole discretion and we reserve the right to change to DCA fixed accounts that we make available at any time, unless state law requires us to do otherwise. See "Dollar Cost Averaging Program" below for more information.

Transfers During the Accumulation Phase

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $1000 per transfer. If less than $1000 remains in any Variable Portfolio after a transfer, that amount must be transferred as well. We will process any transfer request as of the day we receive it in good order if the request is received before the close of the New York Stock Exchange ("NYSE"), generally at 4:00 p.m. Eastern Time. If the transfer request is received after the NYSE closes, the request will be processed on the next business day.

This product is not designed for professional organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These types of trading strategies can be disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors.

In connection with our efforts to control harmful trading, we may monitor your trading activity. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect a potentially harmful trading strategy, we reserve the right to take action to protect other investors. Such action may include, but may not be limited to, restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer capability in accordance with state and federal rules and regulations. We will notify you, in writing, if we determine in our sole discretion that we must terminate your transfer privileges. Some of the factors we may consider when determining our transfer policies and/or other transfer restrictions may include, but are not limited to:

   .    the number of transfers made in a defined period;

   .    the dollar amount of the transfer;

   .    the total assets of the Variable Portfolio involved in the transfer;

   . the investment objectives of the particular Variable Portfolios involved in your transfers; and/or

   . whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Subject to our rules, restrictions and policies, you may request transfers of your account value between the Variable Portfolios and/or the available fixed account options in writing, by telephone or through AIG SunAmerica's website (http://www.aigsunamerica.com). We allow 15 free transfers per contract per year. We charge $25 for each additional transfer in any contract year. Transfers resulting from your participation in the Dollar Cost Averaging or Asset Rebalancing programs do not count against your 15 free transfers.

All transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). Transfer requests sent by same day mail, overnight mail, courier services, facsimile or internet will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the Dollar Cost Averaging or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement.

We may not accept transfers by telephone or the Internet unless you complete and send the telephone transfer form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

For information regarding transfers during the Income Phase, see "Income Options" below.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Dollar Cost Averaging Program

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. There is no fee to participate in this program. Under the program you systematically transfer a set dollar amount or percentage of any available FAGPs or Money Market Portfolio (source account) to any other Variable Portfolio. Transfers may occur on certain periodic schedules such as monthly or weekly and do not count against your 15 free transfers per contract year. The minimum transfer amount under the DCA program is $1,000 per transaction. Fixed account options are not available as target accounts for the DCA program.

We may also offer DCA fixed accounts for a specified time period exclusively to facilitate this program. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA fixed account, we transfer all your money allocated to that account into the Variable Portfolios over the selected time period at an offered frequency. Regardless of the frequency of the transfers you choose, you must transfer at least $1,000 per transfer. For example, if you invest in a 6-month DCA fixed account and choose weekly transfers, you must invest at least $26,000. Purchase Payments less than these minimum amounts will automatically be allocated to the target account(s) according to your instructions to us or your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

There is no fee for participating in the DCA program.

We reserve the right to modify, suspend or terminate this program at any time.

    Money Market Portfolio Example:

    Assume that you want to gradually move $12,000 from the AllianceBernstein Money Market Portfolio to the AllianceBernstein Growth Portfolio over six months. You set up dollar cost averaging for $2,000 each month and purchase Accumulation Units at the following values:

                    Month Accumulation Unit Units Purchased
                    ----- ----------------- ---------------
                      1        $ 7.50           266.667
                      2        $ 5.00             400
                      3        $10.00             200
                      4        $ 7.50           266.667
                      5        $ 5.00             400
                      6        $ 7.50           266.667

    You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

Asset Rebalancing Program

Earnings in your contract may cause the percentage of your investment in each Variable Portfolio to differ from your original allocations. The automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. There is no fee to participate in this program. Asset rebalancing typically involves shifting a portion of your money out of a Variable Portfolio which experienced a higher return into a Variable Portfolio which experienced a lower return.

At your request, rebalancing occurs on a monthly, quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

There is no fee to participate in this program.

We reserve the right to modify, suspend or terminate this program at any time.

    Example:

    Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the AllianceBernstein Global Bond Portfolio and 50% in the AllianceBernstein Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the AllianceBernstein Global Bond Portfolio now represents 60% of your holdings because it has increased in value and the AllianceBernstein Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the AllianceBernstein Global Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the AllianceBernstein Growth Portfolio to increase those holdings to 50%.

Voting Rights

First SunAmerica is the legal owner of the Series Fund's shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, you have the right to instruct us on how to vote the Variable Portfolio shares that are attributable to your contract. We vote all of the shares we own in the same proportion as the voting instructions we receive. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

Substitution

We may move assets and re-direct future Purchase Payment allocations from one Variable Portfolio to another if we receive contract owner approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

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                             ACCESS TO YOUR MONEY
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You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. See Income Options below.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. See Expenses below. We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The minimum partial withdrawal amount is $1,000. We require that the value left in the contract be at least $500 after the withdrawal. You must send a written withdrawal request to our Annuity Service Center. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each Variable Portfolio and the fixed investment options in which your contract is invested. In the event that a pro rata partial withdrawal would cause the value of any Variable Portfolio or fixed account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekends and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

Free Withdrawal Provision

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract, any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender.

To determine your free withdrawal amount and the amount, if any, on which we assess a withdrawal charge, we refer to two special terms. These are penalty-free earnings and the Total Invested Amount.

The penalty-free earnings portion of your contract is your account value less your Total Invested Amount. The Total Invested Amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your Total Invested Amount are as follows:

   1. Any prior withdrawals on which you previously paid a withdrawal charge, plus the amount of the withdrawal charge.

   2. Any prior free withdrawals in any year that were in excess of your penalty-free earnings and were free because the Purchase Payment withdrawn is no longer subject to surrender charges at the time of the withdrawal.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the Total Invested Amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a surrender charge before those Purchase Payments which are still subject to the surrender charge.

During your first contract year your free withdrawal amount is the greater of:

   1. Your penalty-free earnings, or;

   2. If you are participating in the Systematic Withdrawal program, a total of 10% of your Total Invested Amount less any prior withdrawals taken during the contract year.

After the first contract year, each subsequent year your free withdrawal amount is the greater of:

   1. Your penalty free earnings and any portion of your Total Invested Amount no longer subject to surrender charges, or;

   2. 10% of the portion of your Total Invested Amount that has been in your contract for at least one year less any withdrawals taken during the contract year.

Purchase Payments withdrawn, above and beyond the amount of your free withdrawal amount, which have been invested for less than 3 years will result in your paying a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

The withdrawal charge percentage applicable is determined by the age of the Purchase Payment being withdrawn. For purposes of calculating the surrender charge in the event of a full surrender, the charge is calculated based on the remaining Total Invested Amount still subject to surrender charge.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example, we will assume a 0% growth rate over the life of the contract, no election of any optional features and no subsequent Purchase Payments. In contract year 2 and year 3, you take out your maximum free withdrawal of $10,000 for each year. After those free withdrawals your contract value is $80,000. In contract year 3 you request a full surrender of your contract. We will apply the following calculation, A - (B X C) = D, where:

A = Your contract value at the time of your request for surrender ($80,000)
B = The amount of your Total Invested Amount still subject to surrender charge ($100,000)
C = The withdrawal charge percentage applicable to the age of each Purchase Payment at the time of full surrender (5%) [B X C = $5,000]
D = Your full surrender value ($75,000)

Systematic Withdrawal Program

If you elect, we use money in your contract to pay you monthly, quarterly, semi-annual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $200. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. Any withdrawals you make using this program count against your free withdrawal amount as described above. Withdrawals in excess of that amount may incur a withdrawal charge. There is no additional charge for participating in this program.

The Annuity Service Center can provide the necessary forms. We reserve the right to modify, suspend or terminate this program at any time.

Minimum Contract Value

We may terminate your contract if your contract is $500 or less as a result of partial withdrawals and you have not made a Purchase Payment in the previous 3 years. We will provide you with sixty days' written notice. At the end of the notice period, we will distribute the contract's remaining value to you less any applicable charges.

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                           OPTIONAL LIVING BENEFITS
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You may elect one of the Optional Living Benefits described below. These features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. Please see the descriptions below for detailed information.

Access Protector Feature

What is Access Protector?

Access Protector is an optional feature. If you elect this feature, you will be charged an annualized fee. You are guaranteed to receive withdrawals, over a minimum number of years, that in total equals at least the Purchase Payment made in the first 90 days adjusted for withdrawals during that period, even if the contract value falls to zero. Access Protector may offer protection in the event your contract value declines due to unfavorable investment performance.

How can I elect the feature?

You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your Benefit Effective Date. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the Benefit Availability Date. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date. Generally, once you elect the feature, it cannot be cancelled. Access Protector has rules and restrictions that are discussed more fully below. Access Protector cannot be elected if you elect the Capital Protector feature. See Capital Protector below. Access Protector may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the benefit calculated?

There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.

First, we determine the Eligible Purchase Payment(s) according to the table below.

        Time Elapsed Since
        Benefit Effective Date Percentage of Eligible Purchase Payments
        ---------------------- ----------------------------------------
               0-90 Days......                   100%
               91 Days +......                     0%

Second, we determine the Withdrawal Benefit Base ("WBB"). The WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Third, we determine a Step-Up Amount, if any, which is calculated as a specified percentage of the WBB on the Benefit Availability Date. You will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as the death benefits, contract values or annuitization value.

Fourth, we determine a Stepped-Up Benefit Base ("SBB"), which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.

Fifth, we determine the Maximum Annual Withdrawal Amount ("MAWA"), which is a stated percentage of the WBB.

Finally, we determine the Minimum Withdrawal Period ("MWP"), which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.

The table below is a summary of the two Access Protector options we are offering as applicable on the Benefit Availability Date:

                                                                           MWP*
                                                                         (if MAWA
                                                   Step-Up      MAWA    taken each
                Benefit Availability Date          Amount*   Percentage   year)
   -            -------------------------          -------   ---------- ----------
Option 1 3 years following Benefit Effective Date 10% of WBB 10% of WBB  11 years
Option 2 5 years following Benefit Effective Date 20% of WBB 10% of WBB  12 years

* You will not receive a Step-Up Amount if you take a withdrawal prior to the Benefit Availability Date. The MWP will be 10 years if you do not receive a Step-Up Amount.

What is the fee for Access Protector?

The annualized Access Protector fee will be assessed against the WBB and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

                      Time Elapsed Since the  Annualized
                      Benefit Effective Date     Fee
                      ----------------------  ----------
                             0-7 years...... 0.65% of WBB
                             8+ years....... 0.45% of WBB

What is the effect of withdrawals on Access Protector?

The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Access Protector through the calculations below:

Contract Value: Any withdrawal reduces the contract value by the amount of the withdrawal.

WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal and eliminate any Step-Up Amount.

Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up Amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows:

    (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal.

    (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or (b), where:

       a. is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

       b. is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

SBB: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount, the SBB will be equal to the WBB if you take withdrawals prior to the Benefit Availability Date.

After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:

       a. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

       b. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.

MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA, the new MWP equals the SBB after the withdrawal divided by the current MAWA.

During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.

Appendix A provides examples of the effects of withdrawals on the Access Protector feature.

What happens if my contract value is reduced to zero?

If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Access Protector feature. While a benefit is payable under Access Protector until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Access Protector, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments. Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.

To receive your remaining Access Protector benefit, you may select one of the following options:

    1. Lump sum distribution of the present value of the total remaining guaranteed withdrawals; or

    2. The current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or

    3.  Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.

What happens to Access Protector upon a spousal continuation?

A spousal beneficiary of the original owner may elect to continue or cancel Access Protector and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. See Spousal Continuation below.

Can my non-spousal beneficiary elect to receive any remaining withdrawals under Access Protector upon my death?

If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.

Can Access Protector be canceled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

    1.  SBB is equal to zero; or

    2.  Annuitization of the contract; or

    3.  Full surrender of the contract; or

    4.  Death benefit is paid; or

    5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more.

Important Information

Access Protector may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Access Protector does not guarantee a withdrawal of those subsequent Purchase Payments. You may never need to rely on Access Protector if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Access Protector. As noted above, you will not receive a Step-Up Amount if you take withdrawals before the Benefit Availability Date. See "What is the effect of withdrawals on Access Protector?" above. Any withdrawals taken under this benefit or under the contract may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.

We reserve the right to limit the maximum WBB to $1 million. For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Access Protector. We also reserve the right to modify, suspend or terminate Access Protector (in its entirety or any component) at any time for prospectively issued contracts.

Capital Protector Feature

What is Capital Protector?

The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

How can I elect the feature?

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. You may not elect this feature if you are age 86 or older. The effective date for this feature will be your contract issue date. Capital Protector is not available if you elect the Access Protector. See Access Protector above.

The Capital Protector feature may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Capital Protector be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

How is the benefit calculated?

The Capital Protector is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                  Percentage of Purchase Payments
            Time Elapsed Since            included in the
            Effective Date     Capital Protector Benefit Calculation
            ------------------ -------------------------------------
                 0-90 days....                  100%
                 91+ days.....                    0%

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your contract value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

    (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

    (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as the Annual Rachet Plan, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

What is the fee for Capital Protector?

Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

                                          Annualized
                            Contract Year   Fee *
                            ------------- ----------
                                 0-5.....    0.65%
                                 6-10....    0.45%
                                 11+.....    none

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

What happens to Capital Protector upon a Spousal Continuation?

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. See Spousal Continuation below.

Important Information

The Capital Protector feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Capital Protector would not protect the majority of those payments.

Since the Capital Protector feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Capital Protector benefit. For example, if near the end of the waiting period your Capital Protector Base is greater than your contract value, and you then make a subsequent

Purchase Payment that causes your contract value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Capital Protector benefit.

We reserve the right to modify, suspend or terminate the Capital Protector feature (in its entirety or any component) at any time for prospectively issued contracts.

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                                DEATH BENEFITS
================================================================================

General Information About Death Benefits

If you die during the Accumulation Phase of your contract, we pay a death benefit to your beneficiary. The death benefit options are discussed in detail below. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments, if any, in accordance with the income option you choose. See Income Options below.

You designate the Beneficiary to receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a Trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

The death benefit will be calculated and paid out when we receive all required paperwork and satisfactory proof of death. We consider satisfactory proof of death one of the following: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us.

If a Beneficiary does not elect a specific form of a payout within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

If the Beneficiary is the spouse of the deceased original owner, he or she can elect to continue the contract. See Spousal Continuation below.

The death benefit may be paid immediately in the form of a lump sum payment or paid under one of the available Income Options. Please see Income Options below.

Definition of Death Benefit Terms

The term "Net Purchase Payment" is used frequently in explaining the death benefit options. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculation.

If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract.

The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and fees and charges applicable to those withdrawals.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, and the Annual Ratchet, an optional enhanced death benefit, which you may elect for an additional fee. If you choose the optional Annual Ratchet, you must do so at the time of contract application and the election cannot be terminated.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

   1. Contract value; or

   2. Net Purchase Payments received prior to your 86th birthday.

If you are age 83-85 at the time of contract issue, the standard death benefit is the greater of:

   1. Contract value; or

   2. The lesser of:

      a. Net Purchase Payments received prior to your 86th birthday; or

      b. 125% of contract value.

OPTIONAL ANNUAL RATCHET

You may elect the Annual Ratchet enhanced death benefit described below which can provide greater protection for your beneficiaries. You must elect the Annual Ratchet at the time we issue your contract and once elected it cannot be terminated by you. The Annual Ratchet is not available if you are age 83 or older at the time of contract issue. The annualized fee for the Annual Ratchet is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

   1. Contract value; or

   2. Net Purchase Payments received prior to your 86th birthday; or

   3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary value equals the contract value on a contract anniversary increased by Purchase Payments recorded after that anniversary but received prior to your 86th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you elect the Annual Ratchet and you are age 90 or older at the time of death, the death benefit is the contract value.

For contracts in which the aggregate of all Purchase Payments in contracts issued by First SunAmerica and/or AIG SunAmerica Life Assurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

Spousal Continuation

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. The Continuing Spouse is generally subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract. To the extent the Continuing Spouse invests in the Variable Portfolios he or she will be subject to investment risk as was the original owner.

We will terminate the Annual Ratchet if the Continuing Spouse is age 83 or older on the Continuation Date and the available death benefit will be the Standard Death Benefit. If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be contract value. If the Annual Ratchet was elected by the original owner and the Continuing Spouse lives to age 90 or older, the death benefit will also be contract value.

Upon continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for any other calculation except as noted in Appendix C.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of the Annual Ratchet Plan and the available death benefit will be the Standard Death Benefit. See Appendix B for further explanation of the death benefit calculations following a Spousal Continuation.

We reserve the right to modify, suspend or terminate the Spousal Continuation provision (in its entirety or any component) at any time for prospectively issued contracts.

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                                   EXPENSES
================================================================================

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

Separate Account Charges

The Company deducts separate account charges in the amount of 1.55% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. These charges compensate the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract. If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Separate Account charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

Withdrawal Charges

The contract provides for a free withdrawal amount every year. See "Access to Your Money" in this prospectus. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 3 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines over a three year period for each Purchase Payment in the contract, as follows:

Withdrawal Charge (as a percentage of each Purchase Payment)

                                   Years
                                -----------
                                1   2   3   4+
                                --  --  --  --
                                7%  6%  5%  0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. See "Access to Your Money."

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you begin the Income Phase. See "Income Options" below.

Withdrawals made prior to age 59 1/2 may result in tax penalties. See "Taxes" below.

Investment Charges

Investment Management Fees

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables in this prospectus illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectus for the Series Fund, attached.

Service Fees

Shares of certain Variable Portfolios may be subject to fees imposed under a servicing plan adopted by the Series Fund pursuant to Rule 12(b)(1) of the Investment Company Act of 1940. This service fee of 0.25% for the Class B Shares of a Variable Portfolio is also known as a 12(b)(1) fee. Generally, this fee may be paid to financial intermediaries for services provided over the life of the contract. See "Fee Tables" in this prospectus.

Contract Maintenance Fee

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, we are currently waiving the charge This waiver is subject to change without notice. We will deduct the $30 contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

Transfer Fee

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. See "Investment Options" and "Transfers" in this prospectus.

Optional Death Benefit Charges

The annualized fee for the optional Annual Ratchet death benefit is 0.20% and is deducted daily as a percentage of your average daily ending value of the assets you have allocated to the Variable Portfolios.

Optional Access Protector Fee

The annualized fee for the optional Access Protector feature is calculated as a percentage of your Withdrawal Benefit Base. The fee will be assessed and deducted periodically from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract falls to zero before the benefit has been terminated, the fee will no longer be assessed.

                        Time Elapsed Since    Annualized
                       Benefit Effective Date    Fee
                       ---------------------- ----------
                       0-7 years.............    0.65%
                       8+ years..............    0.45%

Optional Capital Protector Fee

The annualized fee for the optional Capital Protector feature is calculated as a percentage of your contract value minus purchase payments received after the 90th day since the purchase of your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

                                          Annualized
                            Contract Year    Fee
                            ------------- ----------
                                 0-5.....    0.65%
                                6-10.....    0.45%
                                 11+.....    None

Income Taxes

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

Reduction or Elimination of Charges and Expenses, and Additional Amounts
Credited

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

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                                INCOME OPTIONS
================================================================================

Annuity Date

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may begin the Income Phase any time after your first contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you notify the Annuity Service Office in writing 30 days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the later of the Annuitant's 90th birthday or 10 years after contract issue. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

Income Options

Currently, this contract offers five Income Options. Other income options may be available. Please contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 guaranteed for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3 guaranteed for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

Option 1 -- Life Income Annuity

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

Option 2 -- Joint and Survivor Life Annuity

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

Option 3 -- Joint and 100% Survivor Life Annuity with 10 or 20 Year Period
Certain

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

Option 4 -- Life Annuity with 10 or 20 Year Period Certain

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

Option 5 -- Income for a Specified Period

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Fixed or Variable Income Payments

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

Income Payments

We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios on the Annuity Date, your income payments will depend on the following:

    . for life options, your age, when payments begin, and in most states, if a Non-Qualified contract, your gender;

    .   the value of your contract in the Variable Portfolios;

    . the 3.5% assumed investment rate used in the annuity table for the contract; and

    . the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

Deferment of Payments

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also "Access to Your Money" for a discussion of when payments from the Variable Portfolios may be suspended or postponed.

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                                     TAXES
================================================================================

Note: The basic summary below addresses broad federal taxation matters, and generally does not address state taxation issues or questions. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change; therefore, we cannot guarantee that the information contained herein is complete and/or accurate. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, trust or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non- Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRA"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions -- Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions -- Qualified Contracts (including governmental 457(b) eligible deferred compensation plans)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

Minimum Distributions

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age
70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or contract value. This contract offers death benefits, which may exceed the greater of Purchase Payments or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a Trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                                  PERFORMANCE
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We advertise the Money Market Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Series Fund, if available.

We modify these numbers to reflect charges and expenses as if the Variable Portfolio was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

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                               OTHER INFORMATION
================================================================================

First SunAmerica

First SunAmerica is a stock life insurance company organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six wholly-owned broker-dealers and two investment advisors) specialize in retirement savings and retirement products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

The Separate Account

First SunAmerica established the FS Variable Annuity Account Nine (the "Separate Account"), under New York law on August 15, 2002. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

First SunAmerica owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company. Assets in the Separate Account are not guaranteed by the Company.

The General Account

Money allocated to the fixed account options goes into the Company's general account. The general account consists of all of the Company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any contract holder as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

Payments in Connection with Distribution of the Contract

Payments to Broker-Dealers

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 5.5% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.

We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain broker-dealer firms may require that the Company make additional monetary payments to them in order to distribute our variable annuity contracts in their firm. Such compensation arrangements may increase our cost of doing business in that firm and may result in higher fees and charges for certain optional features and/or benefits if you purchase your contact through that firm. The prospectus used for sales in that broker-dealer will reflect actual fees and charges for contracts purchased by clients of that broker-dealer.

You should discuss with your broker-dealer and/or registered representative any potential conflicts of interest that may arise as a result of the way they are compensated for selling the contract.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of First SunAmerica, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Payments We Receive

In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.25% from the investment advisers, subadvisers or their affiliates of certain of the underlying Series Funds and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.

Administration

We are ultimately responsible for the administrative servicing of your contract, and have engaged an administrator for servicing assistance. Please contact our Annuity Service Center if you have any comment, question or service request:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031
    (800) 255-8402

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

Ownership

This prospectus describes flexible premium deferred variable annuity contracts. The individual and group contracts described in this prospectus are identical except that the individual contract is issued directly to the individual owner. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, either as the owner of an individual contract or as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to an individual contract or to a certificate.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

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           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
================================================================================

Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request addressed to us at our Annuity Service Center:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031
    (800) 255-8402

The contents of the SAI are shown below.

   Separate Account......................................................  3
   General Account.......................................................  3
   Performance Data......................................................  4
   Income Payments.......................................................  6
   Annuity Unit Values...................................................  6
   Taxes.................................................................  8
   Distribution of Contracts............................................. 14
   Financial Statements.................................................. 14

                    Appendix A - Access Protector Examples
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the Access Protector feature:

Example 1:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date.

Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 X 10% = $10,000). The MWP is equal to the SBB divided by the MAWA, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

Example 2 - Impact of Withdrawals prior to the Benefit Availability Date:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000). Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your SBB on the Benefit Availability Date equals your WBB. Therefore, the SBB also equals $90,000. Your MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

Example 3 - Impact of Withdrawals less than or equal to MAWA after the Benefit Availability Date:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

Example 4 - Impact of Withdrawals in excess of MAWA after the Benefit Availability Date:

Assume you elect Access Protector Option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 -- $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB ($120,000 -- $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000/$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11), which equals $9,545.45.

Appendix B - Death Benefits Following Spousal Continuation
  ------------------------------------------------------------------------------

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date plus any Purchase Payments recorded after the Continuation Date; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the Continuation Date, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All other capitalized terms have the meanings defined in the glossary and/or prospectus.

Standard Death Benefit Payable Upon Continuing Spouse's Death

If the Standard Death Benefit was selected by the original owner, the death benefit is as follows upon the Continuing Spouse's death:

   A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greater of:

      1. Contract value; or

      2. Contract value on the Continuation Date; plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.

   B. If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit is the greater of:

      1. Contract value; or

      2. The lesser of:

          a. Contract value on the Continuation Date; plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          b. 125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date, the Standard Death Benefit is the contract value.

Annual Ratchet Benefit Payable Upon Continuing Spouse's Death

If the Annual Ratchet was selected by the original owner, the death benefit is as follows upon a Continuing Spouses's death;

   A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greatest of:

      a. Contract value; or

      b. Contract value on the Continuation Date; plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

      c. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 83rd birthday; plus any Purchase Payments received after that anniversary but received prior to the Continuing Spouse's 86th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

   B. If the Continuing Spouse is age 83-85 on the Continuation Date the death benefit is the Standard Death Benefit, which is equal to, the greater of:

      1. Contract value; or

      2. The lesser of:

          a. Contract value on the Continuation Date, plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          b. 125% of contract value.

The fee for the Annual Ratchet will no longer be deducted if the Continuing Spouse is age 83 or older on the Continuation Date. If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is the Contract Value. If the Continuing Spouse is age 90 or older at the time of death, the death benefit is also the Contract Value. Therefore, if the Continuing Spouse is age 83 or older on the Continuation Date or age 90 or older at the time of death, the Continuing Spouse's beneficiary will not receive any benefit from the Annual Ratchet.

We reserve the right to modify, suspend or terminate the Spousal Continuation Provision (in its entirety or any component) at any time on prospectively issued contracts.

  Please forward a copy (without charge) of the AllianceBernstein Ovation Advantage Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------
          Name

        ------------------------------------------------------------------
          Address

        ------------------------------------------------------------------
          City/State/Zip

        ------------------------------------------------------------------

Date:  Signed:

  Return to: Annuity Service Center, Delaware Valley Financial Services, Inc., P.O. Box 3031, Berwyn, PA 19312-0031

================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================

             FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS ISSUED BY

                        FS VARIABLE ANNUITY ACCOUNT NINE

             (AllianceBernstein Ovation Advantage Variable Annuity)

               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated December 15, 2004, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 255-8402 or writing us at:

                       Delaware Valley Financial Services
                                  P.O. Box 3031
                              Berwyn, PA 19312-0031

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS DECEMBER 20, 2004

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                                TABLE OF CONTENTS
================================================================================

Separate Account .....................................................    3

General Account ......................................................    3

Performance Data .....................................................    4

Income Payments ......................................................    6

Annuity Unit Values ..................................................    6

Taxes ................................................................    8

Distribution of Contracts ............................................   14

Financial Statements .................................................   14

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                                SEPARATE ACCOUNT
================================================================================

FS Variable Annuity Account Nine was originally established by First SunAmerica Life Insurance Company (the "Company") on August 15, 2002 pursuant to the provisions of New York law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account invests in the shares of mutual funds ("Variable Portfolios") offered by AllianceBernstein Variable Products Series Fund, Inc. (the "Series Fund"). The Company does not guarantee the investment performance of the separate account, the Variable Portfolios or the Series Fund. Values allocated to the separate account and the amount of variable income payments will vary with the values of shares of the Variable Portfolios, and are also reduced by separate account charges and fees.

The basic objective of a variable annuity contract is to provide variable income payments to the Owner, which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the Variable Portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the management of each Variable Portfolio to make necessary changes in the fund to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the purchase payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).

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                                 GENERAL ACCOUNT
================================================================================

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A purchase payment may be allocated to the available fixed investment options and/or the available DCA fixed accounts in connection with the general account, as elected by the owner. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

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                                PERFORMANCE DATA
================================================================================

From time to time the separate account may advertise the Money Market Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The separate account may advertise "total return" data for its Variable Portfolios (including the Money Market Portfolio). A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison. Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio.

Money Market Portfolio

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

    Base Period Return = (EV - SV - CMF)/(SV)

    where:

    SV  = value of one Accumulation Unit at the start of a 7 day period

    EV  = value of one Accumulation Unit at the end of the 7 day period

    CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee ("CMF") is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

    Current Yield = (Base Period Return) x (365/7)

The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

    Effective Yield = [(Base Period Return + 1)365/7 - 1]

The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments. But also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts.)

Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

The Variable Portfolios of the separate account other than the Money Market Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

    P (1+T) n = ERV

    where:

    P = a hypothetical initial payment of $1,000

    T = average annual total return

    n = number of years

    ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof)

We may, from time to time, advertise other variations of performance along with the standardized performance as described above.

The total return figures reflect the effect of both non-recurring and recurring charges. Total return figures are derived from historical data and are not intended to be a projection of future performance. The Variable Portfolios are available in other contracts funded through this separate account. If a Variable Portfolio was included in this separate account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract.

These rates of return do not reflect election of the optional features. As a fee is charged for these features, the rates of return would be lower if these features, were included in the calculations.

================================================================================
                                 INCOME PAYMENTS
================================================================================

Initial Income Payment

The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolios, less any contract maintenance charge and premium tax and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Payments

For a fixed income, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each income payment is due.

Additional Provisions

We will require proof of age and gender of the Annuitant before making any life income payment provided for by the contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If income payments have begun, any underpayment that may have been made will be paid in full with the next income payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an income payment option a settlement contract for the payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

================================================================================
                               ANNUITY UNIT VALUES
================================================================================

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly. For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and
(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

Illustrative Example

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                       NIF = ($11.46/$11.44) = 1.00174825

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of
3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

Variable Income Payments

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity

Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable income payment is determined from annuity rate tables, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $4.92 x ($116,412.31/$1,000) = $572.75

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $572.75/$13.256932 = 43.203704

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 43.203704 x $13.327695 = $575.81

The third and subsequent variable annuity payments are computed in a manner similar to the second variable income payment.

Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including rollovers from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2004 is $13,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $3,000 in 2004 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2004 may not exceed the lessor of $41,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

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                            DISTRIBUTION OF CONTRACTS
================================================================================

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG SunAmerica Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

The financial statements of First SunAmerica Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003 are presented in this Statement of Additional Information. Financial statements of FS Variable Annuity Account Nine at December 31, 2003, and for each of the two years in the period ended December 31, 2003 are not available, as sales have not yet begun. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the separate account and the Company. The financial statements referred to above have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         Report of Independent Auditors

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company, an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for interest income and impairment of certain beneficial interests in securitized financial assets in 2001.

PricewaterhouseCoopers LLP
Los Angeles, California
March 29, 2004

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  BALANCE SHEET

                                                               DECEMBER 31,
                                                        ------------------------
                                                           2003          2002
                                                        ----------    ----------
                                                             (IN THOUSANDS)
ASSETS
Investments and cash:
   Cash and short-term investments .................    $  104,011    $   37,955
   Bonds, notes and redeemable preferred
      stocks available for sale, at market
      value (amortized cost: December 31,
      2003, $2,617,647; December 31, 2002,
      $1,375,026)...................................     2,657,812     1,410,053
   Mortgage loans ..................................       215,521       193,035
   Policy loans ....................................        35,251        36,052
   Common stocks available for sale, at market
      value (cost: December 31, 2003, $291;
      December 31, 2002, $1,629) ...................           295         1,140
   Securities lending collateral ...................       154,756        29,569

   Total investments and cash ......................     3,167,646     1,707,804

Variable annuity assets held in separate
   accounts ........................................       438,224       399,017
Accrued investment income ..........................        27,577        15,849
Deferred acquisition costs .........................       177,926       104,459
Income taxes currently receivable from Parent ......         1,360         9,831
Receivable from brokers ............................            --         1,025
Other assets .......................................         1,749         1,401
                                                        ----------    ----------
TOTAL ASSETS .......................................    $3,814,482    $2,239,386
                                                        ==========    ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts ............    $2,490,145    $1,290,702
   Reserves for universal life insurance
      contracts ....................................       232,271       237,862
   Securities lending payable ......................       154,756        29,569
   Payable to brokers ..............................        40,852            --
   Other liabilities ...............................        66,814        38,804
                                                        ----------    ----------
   Total reserves, payables and accrued
      liabilities ..................................     2,984,838     1,596,937

Variable annuity liabilities related to
      separate accounts ............................       438,224       399,017

Deferred income taxes ..............................        41,895        30,394
                                                        ----------    ----------
Total liabilities ..................................     3,464,957     2,026,348
                                                        ----------    ----------
Shareholder's equity:
   Common stock ....................................         3,000         3,000
   Additional paid-in capital ......................       259,428       144,428
   Retained earnings ...............................        68,657        51,740
   Accumulated other comprehensive income ..........        18,440        13,870
                                                        ----------    ----------
   Total shareholder's equity ......................       349,525       213,038
                                                        ----------    ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY .........    $3,814,482    $2,239,386
                                                        ==========    ==========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                   YEARS ENDED DECEMBER 31,
                                              ----------------------------------
                                                 2003        2002         2001
                                              ---------   ---------    ---------
                                                        (IN THOUSANDS)
REVENUES

   Fee income:
      Variable annuity policy fees ........   $   8,077   $   9,003    $   8,041
      Universal life insurance policy fees,
         net of reinsurance ...............       5,289       6,276        5,815
      Surrender charges ...................       1,744       1,854        2,141
                                              ---------   ---------    ---------

   Total fee income .......................      15,110      17,133       15,997

   Investment income ......................     119,730      97,327      100,952
   Net realized investment gains (losses) .       2,417     (10,025)     (19,266)
                                              ---------   ---------    ---------

Total revenues ............................     137,257     104,435       97,683
                                              ---------   ---------    ---------

BENEFITS AND EXPENSES
Interest expense:
   Fixed annuity contracts ................      65,631      47,186       51,320
   Universal life insurance contracts .....      11,076      11,489       11,815
                                              ---------   ---------    ---------

Total interest expense ....................      76,707      58,675       63,135

General and administrative expenses .......       6,036       8,112        4,341
Amortization of deferred acquisition costs       20,564      16,367       11,629
Annual commissions ........................       1,038         771          724
Claims on universal life contracts,
   net of reinsurance recoveries ..........       3,098       2,985        2,415
Guaranteed minimum death benefits .........         816       1,735          546
                                              ---------   ---------    ---------

Total benefits and expenses ...............     108,259      88,645       82,790
                                              ---------   ---------    ---------

PRETAX INCOME BEFORE CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE ...................      28,998      15,790       14,893

Income tax expense ........................      12,081       9,032        6,180
                                              ---------   ---------    ---------

INCOME BEFORE CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE ...................      16,917       6,758        8,713
                                              ---------   ---------    ---------

Cumulative effect of accounting change,
   net of tax .............................          --          --         (520)
                                              ---------   ---------    ---------

NET INCOME ................................   $  16,917   $   6,758    $   8,193
                                              ---------   ---------    ---------

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
            STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                   YEARS ENDED DECEMBER 31,
                                               ---------------------------------
                                                 2003        2002        2001
                                               --------    --------    ---------
                                                        (IN THOUSANDS)

OTHER COMPREHENSIVE INCOME, NET OF TAX

Net unrealized gains on fixed maturity and
   equity securities available for sale
   identified in the current period
   less amortization of deferred
   acquisition costs .......................   $  8,750    $ 16,123    $  7,185

Less reclassification adjustment for net
   realized (gains) losses included in
   net income ..............................     (1,719)      3,417       9,212

Income tax expense .........................     (2,461)     (6,839)     (5,739)
                                               --------    --------    ---------

OTHER COMPREHENSIVE INCOME .................      4,570      12,701      10,658
                                               --------    --------    ---------

COMPREHENSIVE INCOME .......................   $ 21,487    $ 19,459    $ 18,851
                                               ========    ========    ========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS

                                                                  YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------
                                                             2003           2002           2001
                                                         -----------    -----------    -----------
                                                                       (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income ...........................................   $    16,917    $     6,758    $     8,193
Adjustments to reconcile net income to net
   cash provided by operating activities:
   Cumulative effect of accounting change,
      net of tax .....................................            --             --            520
   Interest credited to:
      Fixed annuity contracts ........................        65,631         47,186         51,320
      Universal life insurance contracts .............        11,076         11,489         11,815
   Net realized investment (gains) losses ............        (2,417)        10,025         19,266
   Amortization of discount on securities ............        (2,493)        (1,241)        (2,999)
   Amortization of deferred acquisition costs ........        20,564         16,367         11,629
   Acquisition costs deferred ........................       (92,631)       (30,345)        (8,160)
   Provision for deferred income taxes ...............         9,040         25,503            507
   Change in:
      Accrued investment income ......................       (11,728)        (3,537)         2,497
      Income taxes currently (receivable
         from)/payable to Parent .....................         8,471        (13,550)        11,786
      Other liabilities ..............................        17,209         (5,609)       (10,103)
      Other, net .....................................         3,574            510          1,100
                                                         -----------    -----------    -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES ............        43,213         63,556         97,371
                                                         -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Bonds and notes ...................................    (1,883,889)      (604,280)      (266,757)
   Mortgage loans ....................................       (53,070)       (45,944)       (31,540)
   Common stocks .....................................            --           (845)           (58)
   Other investments, excluding short-term investments          (771)          (417)          (229)
Sales of:
   Bonds and notes ...................................       403,973        219,856        246,769
   Other investments, excluding short-term investments         1,522             49             42
Redemptions and maturities of:
   Bonds and notes ...................................       283,637        121,907        149,150
   Mortgage loans ....................................        30,846         25,833         26,813
   Other investments, excluding short-term investments         1,572          1,709          2,767
                                                         -----------    -----------    -----------

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES ..   $(1,216,180)   $  (282,132)   $   126,957
                                                         -----------    -----------    -----------

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------
                                                                 2003           2002           2001
                                                              -----------    -----------    -----------
                                                                            (IN THOUSANDS)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity contracts ................................   $ 1,280,979    $   390,318    $    66,463
   Universal life insurance contracts .....................         9,436          9,712         10,466
Net exchanges from (to) the fixed accounts of
   variable annuity contracts .............................        (2,712)        23,542        (33,539)
Withdrawal payments on:
   Fixed annuity contracts ................................      (114,000)      (137,007)      (207,166)
   Universal life insurance contracts .....................        (7,522)       (10,740)       (11,565)
Claims and annuity payments on:
   Fixed annuity contracts ................................       (29,888)       (28,271)       (30,242)
   Universal life insurance contracts .....................       (12,270)       (20,005)       (17,567)
Capital contributions received from Parent ................       115,000             --             --
Dividend paid to Parent ...................................            --             --        (12,900)
                                                              -----------    -----------    -----------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES .......     1,239,023        227,549       (236,050)
                                                              -----------    -----------    -----------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS         66,056          8,973        (11,722)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD ....        37,955         28,982         40,704
                                                              -----------    -----------    -----------

CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD ..........   $   104,011    $    37,955    $    28,982
                                                              ===========    ===========    ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid on indebtedness .............................            --             --             --
                                                              ===========    ===========    ===========

Net income taxes refunded by Parent .......................   $    (5,430)   $    (2,922)   $    (6,113)
                                                              ===========    ===========    ===========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.    NATURE OF OPERATIONS

      First SunAmerica Life Insurance Company (the "Company") is a New York-domiciled life insurance company principally engaged in the business of writing fixed and variable annuities for retirement savings in the State of New York. The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company ("the Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS")(formerly AIG SunAmerica Inc.), a subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and retirement services and asset management.

      Substantially all of the Company's revenues are derived from the State of New York. Products are marketed through financial institutions, affiliated and independent broker-dealers and full-service securities firms. One financial institution represented approximately 15.9% and one independent broker-dealer represented 15.3% of sales in the year ended December 31, 2003. One financial institution represented approximately 19.3% of sales in the year ended December 31, 2002. One financial institution represented approximately 35.7% of sales in the year ended December 31, 2001. No other independent selling organization was responsible for more than 10% of sales for any such periods.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("GAAP"). Certain prior period amounts have been reclassified to conform to the current period's presentation.

      Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of income and comprehensive income, as they are recorded directly to policyholder liabilities upon receipt.

      The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net fair value when declines in value are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances.

      Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income and comprehensive income.

      Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the statement of income and comprehensive income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the annuity contracts. EGPs are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, guarantee costs, surrender charges and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      related to, the production or acquisition of new business. The Company capitalized DAC of $92,631,000, $30,345,000 and $8,160,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

      As fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale which is a component of accumulated other comprehensive income and is credited or charged directly to shareholder's equity. DAC has been decreased by $11,800,000 and $13,200,000 at December 31, 2003 and 2002, respectively, for this adjustment.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS: DAC is amortized based on a percentage of EGPs over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, net spreads earned during the life of the contracts, costs of providing policy guarantees, and the level of expenses necessary to maintain the policies. The Company revises future DAC assumptions, referred to herein as a DAC unlocking, when estimates of future gross profits to be realized on its annuity policies are revised. At December 31, 2003, DAC amortization was adjusted for a DAC unlocking that resulted in a reduction of $2.0 million. Increases in future EGPs may result from higher interest spread and/or lower surrender rate assumptions, while decreases in future EGPs may result from lower interest spread and /or higher surrender rate assumptions. DAC amortization for the current period is reduced when future EGPs are increased and increased when future EGPs are decreased.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity fees in the statement of income and comprehensive income.

      RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS:
      Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

      FEE INCOME: Variable annuity fees, universal life insurance fees and surrender charges are recorded in income when earned.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of the Parent and its affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: In January 2001, the Emerging Issues Task Force ("EITF") issued EITF 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. The Company's beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e., collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its statement of income and comprehensive income for 2001 a cumulative effect of an accounting change adjustment loss of $520,000 ($800,000 before tax).

      In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and reporting by Insurance Enterprises for Certain Non traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). FASB did not object to the issuance of SOP 03-1. This statement is effective for the Company as of January 1, 2004. Under SOP 03-1, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. The adoption of SOP 03-1 will not have a material impact on the Company's separate accounts.

      In addition, SOP 03-1 will require the Company to recognize a liability for guaranteed minimum death benefits and modify certain disclosures and financial statement presentations for this product. The Company's estimate of the liability, including the impact of DAC, will result in a one-time cumulative accounting charge upon adoption of approximately $2 million ($4 million pre-tax) to be recorded in the first quarter of 2004.

3.    INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                                       AMORTIZED      ESTIMATED
                                                          COST        FAIR VALUE
                                                       ----------     ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States government .......     $   17,671     $   18,054
Mortgage-backed securities .......................        619,800        634,640
Securities of public utilities ...................        126,229        131,158
Corporate bonds and notes ........................      1,226,035      1,248,590
Other debt securities ............................        627,912        625,370
                                                       ----------     ----------
        Total ....................................     $2,617,647     $2,657,812
                                                       ==========     ==========

AT DECEMBER 31, 2002:
Securities of the United States government .......     $    3,074     $    3,208
Mortgage-backed securities .......................        442,675        471,065
Securities of public utilities ...................         74,205         75,470
Corporate bonds and notes ........................        619,304        638,266
Other debt securities ............................        235,768        222,044
                                                       ----------     ----------
    Total ........................................     $1,375,026     $1,410,053
                                                       ==========     ==========

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2003, follow:

                                                                      ESTIMATED
                                                       AMORTIZED        FAIR
                                                         COST           VALUE
                                                      -----------     ----------
                                                            (IN THOUSANDS)

Due in one year or less ........................      $    35,767     $   36,178
Due after one year through five years ..........          764,378        784,755
Due after five years through ten years .........          888,517        892,038
Due after ten years ............................          309,185        310,201
Mortgage-backed securities .....................          619,800        634,640
                                                      -----------     ----------
    Total ......................................      $ 2,617,647     $2,657,812
                                                      ===========     ==========

      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                                          GROSS         GROSS
                                                        UNREALIZED    UNREALIZED
                                                          GAINS         LOSSES
                                                        ----------    ----------
                                                             (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States government ........      $    383      $     --
Mortgage-backed securities ........................        20,483        (5,643)
Securities of public utilities ....................         5,258          (329)
Corporate bonds and notes .........................        30,773        (8,217)
Other debt securities .............................         7,294        (9,837)
                                                         --------      --------
    Total .........................................      $ 64,191      $(24,026)
                                                         ========      ========

                                                          GROSS         GROSS
                                                        UNREALIZED    UNREALIZED
                                                          GAINS         LOSSES
                                                        ----------    ----------
                                                             (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States government ........      $    133      $     --
Mortgage-backed securities ........................        28,484           (94)
Securities of public utilities ....................         2,632        (1,366)
Corporate bonds and notes .........................        30,261       (11,299)
Other debt securities .............................         1,421       (15,145)
                                                         --------      --------
    Total .........................................      $ 62,931      $(27,904)
                                                         ========      ========

      Gross unrealized gains on equity securities aggregated $9,000 and $22,000 at December 31, 2003 and 2002, respectively. Gross unrealized losses on equity securities aggregated $5,000 and $511,000 at December 31, 2003 and 2002, respectively.

      The following table summarizes the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2003.

                                     LESS THAN 12 MONTHS             12 MONTHS OR MORE                    TOTAL
                                -----------------------------  -----------------------------  -----------------------------
    (DOLLARS IN THOUSANDS)                  UNREALIZED                     UNREALIZED                     UNREALIZED
      DECEMBER 31, 2003         FAIR VALUE    LOSSES    ITEMS  FAIR VALUE    LOSSES    ITEMS  FAIR VALUE    LOSSES    ITEMS
------------------------------  ----------  ----------  -----  ----------  ----------  -----  ----------  ----------  -----
Mortgaged-backed securities ..  $  183,577  $   (5,643)    37  $       --  $       --     --  $  183,577  $   (5,643)    37
Securities of public utilities      15,013        (329)     6          --          --     --      15,013        (329)     6
Corporate bonds and notes ....     388,358      (8,204)    69          56         (13)     1     388,414      (8,217)    70
Other debt securities ........     219,407      (8,357)    44       3,521      (1,480)     1     222,928      (9,837)    45
                                ----------  ----------  -----  ----------  ----------  -----  ----------  ----------  -----
    Total - debt securities ..     806,355     (22,533)   156       3,577      (1,493)     2     809,932     (24,026)   158
Equity securities ............         291          (5)     2          --          --     --         291          (5)     2
                                ----------  ----------  -----  ----------  ----------  -----  ----------  ----------  -----
Total ........................  $  806,646  $  (22,538)   158  $    3,577  $   (1,493)     2  $  810,223  $  (24,031)   160
                                ==========  ==========  =====  ==========  ==========  =====  ==========  ==========  =====

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      Gross realized investment gains and losses on the sales of investments are as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------
                                                  2003        2002        2001
                                                --------    --------    --------
                                                         (IN THOUSANDS)
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
    Realized gains ..........................   $  8,954    $  8,522    $  8,220
    Realized losses .........................     (3,311)     (8,677)    (10,222)
COMMON STOCKS:
    Realized gains ..........................        202          --          42
    Realized losses .........................        (20)        (38)         --

      The sources and related amounts of investment income are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                  -----------------------------------
                                                     2003         2002         2001
                                                  ---------    ---------    ---------
                                                             (IN THOUSANDS)
Short-term investments ........................   $     848    $   1,441    $   1,661
Bonds and notes and redeemable preferred stocks     103,197       80,518       83,449
Mortgage loans ................................      13,552       13,000       14,068
Policy loans ..................................       2,819        2,160           --
Other invested assets .........................          55          788        3,022
                                                  ---------    ---------    ---------
Gross investment income .......................     120,471       97,907      102,200
Less: investment expenses .....................        (741)        (580)      (1,248)
                                                  ---------    ---------    ---------
Total investment income .......................   $ 119,730    $  97,327    $ 100,952
                                                  =========    =========    =========

      The Company had no investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity at December 31, 2003. Investment income was attributable to the following products:

                                                  YEARS ENDED DECEMBER 31,
                                            ------------------------------------
                                              2003          2002          2001
                                            --------      --------      --------
                                                       (IN THOUSANDS)

Fixed annuities ......................      $ 91,169      $ 65,606      $ 70,006
Variable annuities ...................        14,564        14,062        12,082
Universal life insurance .............        13,997        17,659        18,864
                                            --------      --------      --------
                                            $119,730      $ 97,327      $100,952
                                            ========      ========      ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      At December 31, 2003, bonds and notes included $153,165,000 of bonds and notes not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 11 industries with 20% concentrated in telecommunications, 20% concentrated in cyclical consumer products and 14% concentrated in non-cyclical consumer products. No other industry concentration constituted more than 10% of these assets.

      At December 31, 2003, mortgage loans were collateralized by properties located in 26 states, with loans totaling approximately 27% of the aggregate carrying value of the portfolio secured by properties located in California, approximately 12% by properties located in Texas and approximately 10% by properties located in both Michigan and New York. No more than 10% of the portfolio was secured by properties located in any other single state.

      At December 31, 2003, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $222,000.

      At December 31, 2003, $594,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities which do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      SECURITIES HELD/LOANED UNDER COLLATERAL AGREEMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      The estimated fair values of the Company's financial instruments at December 31, 2003 and December 31, 2002, compared with their respective carrying values, are as follows:

                                                                 CARRYING      FAIR
                                                                  VALUE        VALUE
                                                                    (IN THOUSANDS)
DECEMBER 31, 2003:
ASSETS:
    Cash and short-term investments .........................   $  104,011   $  104,011
    Bonds and notes and redeemable preferred stocks .........    2,657,812    2,657,812
    Mortgage loans ..........................................      215,521      230,022
    Policy loans ............................................       35,251       35,251
    Common stock ............................................          295          295
    Securities lending collateral ...........................      154,756      154,756
    Variable annuity assets held in separate accounts .......      438,224      438,224
LIABILITIES:
    Reserves for fixed annuity contracts ....................   $2,490,145   $2,419,705
    Securities lending payable ..............................      154,756      154,756
    Variable annuity liabilities related to separate accounts      438,224      438,224

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                 CARRYING      FAIR
                                                                  VALUE        VALUE
                                                                ----------   ----------
                                                                    (IN THOUSANDS)
DECEMBER 31, 2002:
ASSETS:
    Cash and short-term investments .........................   $   37,955   $   37,955
    Bonds and notes and redeemable preferred stocks .........    1,410,053    1,410,053
    Mortgage loans ..........................................      193,035      213,212
    Policy loans ............................................       36,052       36,052
    Common stock ............................................        1,140        1,140
    Securities lending collateral ...........................       29,569       29,569
    Variable annuity assets held in separate accounts .......      399,017      399,017
LIABILITIES:
    Reserves for fixed annuity contracts ....................   $1,290,702   $1,255,463
    Securities lending payable ..............................       29,569       29,569
    Variable annuity liabilities related to separate accounts      399,017      399,017

5.    REINSURANCE

      The universal life contracts are subject to existing reinsurance ceded agreements. In order to limit the exposure to loss on any single insured, the Company entered into a reinsurance treaty effective January 1, 2000 under which the Company retains no more than $100,000 of risk on any one insured life. Total reserve credits of $1,200,000 and $1,141,000 were taken against the life insurance reserves at December 31, 2003 and 2002, respectively.

      Reinsurance premiums of $7.1 million, $6.1 million and $6.3 million were netted against universal life insurance policy fees in 2003, 2002 and 2001, respectively. Reinsurance recoveries were $3.6 million, $4.2 million and $3.9 million in 2003, 2002 and 2001, respectively and were offset against claims on universal life contracts.

      With respect to the Company's reinsurance, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

6.    COMMITMENTS AND CONTINGENT LIABILITIES

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

      The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

6.    COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

      The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength-rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      American Home does not publish financial statements, although it files statutory annual and annual reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and annual reports on Form 10-Q, which are available from the Securities and Exchange Commission.

      At December 31, 2003, the Company was obligated to purchase approximately $9,000,000 of asset backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $4,000,000 in 2004 and $5,000,000 in 2007.

      The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference.

7.    SHAREHOLDER'S EQUITY

      The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2003 and December 31, 2002, 300 shares were outstanding.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (continued)

      Changes in shareholder's equity are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                  -----------------------------------
                                                     2003         2002         2001
                                                  ---------    ---------    ---------
                                                             (IN THOUSANDS)
ADDITIONAL PAID-IN CAPITAL:
   Beginning balances .........................   $ 144,428    $ 144,428    $ 144,428
   Capital contributions by Parent ............     115,000           --           --
                                                  ---------    ---------    ---------
   Ending balances ............................   $ 259,428    $ 144,428    $ 144,428
                                                  =========    =========    =========

RETAINED EARNINGS:
   Beginning balances .........................   $  51,740    $  44,982    $  49,689
   Net income .................................      16,917        6,758        8,193
   Dividends paid to Parent ...................          --           --      (12,900)
                                                  ---------    ---------    ---------
   Ending balances ............................   $  68,657    $  51,740    $  44,982
                                                  =========    =========    =========

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Beginning balances .........................   $  13,870    $   1,169    $  (9,489)
   Change in net unrealized gains (losses) on
      debt securities available for sale ......       5,138       29,401       37,497
   Change in net unrealized gains (losses) on
      equity securities available for sale ....         493         (161)        (300)
   Change in adjustment to deferred Acquisition
      costs ...................................       1,400       (9,700)     (20,800)
   Tax effects of net changes .................      (2,461)      (6,839)      (5,739)
                                                  ---------    ---------    ---------
    Ending balances ...........................   $  18,440    $  13,870    $   1,169
                                                  =========    =========    =========

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                     DECEMBER 31,   DECEMBER 31,
                                                         2003          2002
                                                     ------------   ------------
                                                           (IN THOUSANDS)
Gross unrealized gains .........................     $     64,200   $     62,953
Gross unrealized losses ........................          (24,031)       (28,415)
Adjustment to DAC ..............................          (11,800)       (13,200)
Deferred income taxes ..........................           (9,929)        (7,468)
                                                     ------------   ------------
Accumulated other comprehensive income .........     $     18,440   $     13,870
                                                     ============   ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      On September 30, 2003 and December 31, 2003, the Company received cash capital contributions from the Parent of $40,000,000 and $75,000,000, respectively.

      Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Superintendent of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement or 10% of preceding year's statutory surplus. Currently, no dividends can be paid to stockholders during 2004 without prior approval of the New York Superintendent of Insurance.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net loss for the years ended December 31, 2003 and December 31, 2002 were approximately $28,065,000 and $1,416,000, and the net income for the year ended December 31, 2001 was approximately $4,525,000, respectively. The Company's statutory capital and surplus totaled approximately $213,084,000 at December 31, 2003 and $123,141,000 at December 31, 2002.

8.    INCOME TAXES

      The components of the provisions for federal income taxes on pretax income consist of the following:

                                                 YEARS ENDED DECEMBER 31,
                                           -------------------------------------
                                             2003          2002           2001
                                           --------      --------       --------
                                                      (IN THOUSANDS)

Current .............................      $  3,041      $(16,471)      $  5,673
Deferred ............................         9,040        25,503            507
                                           --------      --------       --------
Total income tax expense ............      $ 12,081      $  9,032       $  6,180
                                           ========      ========       ========

      Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in the statement of income and comprehensive income differ as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                     --------------------------------
                                                       2003        2002        2001
                                                     --------    --------    --------
                                                              (IN THOUSANDS)

Amount computed at statutory rate ................   $ 10,149    $  5,527    $  5,213
Increases (decreases) resulting from:
    State income taxes, net of federal tax benefit      1,447       2,103         795
    Dividends received deduction .................       (315)       (144)       (509)
    Other, net ...................................        800       1,546         681
                                                     --------    --------    --------
Total income tax Expense .........................   $ 12,081    $  9,032    $  6,180
                                                     ========    ========    ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the (receivable) liability for deferred income taxes are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                           2003          2002
                                                         --------      --------
                                                             (IN THOUSANDS)
DEFERRED TAX LIABILITIES:
   Investments .....................................     $  2,637      $  4,899
   Deferred acquisition costs ......................       52,448        31,106
   Other liabilities ...............................        3,383         4,026
   Net unrealized gains on debt and
      equity securities available for sale .........        9,931         7,468
                                                         --------      --------
   Total deferred tax liabilities ..................       68,399        47,499
                                                         --------      --------
DEFERRED TAX ASSETS:
   Contractholder reserves .........................      (14,994)       (9,790)
   Other assets ....................................      (11,510)       (7,315)
                                                         --------      --------
   Total deferred tax assets .......................      (26,504)      (17,105)
                                                         --------      --------
   Deferred income taxes ...........................     $ 41,895      $ 30,394
                                                         ========      ========

      In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

9.    RELATED-PARTY MATTERS

      The Company's products may be sold by nine affiliated companies:
      SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; Spelman & Co. Inc.; Royal Alliance Associates, Inc.; VALIC Financial Advisors; VALIC Financial Advisors, Inc.; and American General Equity Services Corporation. Commissions paid to these broker-dealers totaled $1,063,000 in the year ended December 31, 2003, $1,143,000 in the year ended December 31, 2002 and $1,332,000 in the year ended December 31, 2001. These affiliated broker-dealers represent a sequentially less significant portion of the Company's business, amounting to 1.4%, 4.8% and 17.4% of premiums for each of the respective periods.

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and from certain AIG affiliates. Amounts paid for such services totaled $5,250,000 for the year ended December 31, 2003, $8,399,000 for the year ended December 31, 2002 and $6,469,000 for the year ended December 31, 2001. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $3,305,000 and $1,930,000, in 2002 and 2001 respectively, and is deferred and amortized as part of DAC. No such deferral occurred in 2003. The other components of these costs are included in general and administrative expenses in the statement of income and comprehensive income.

      The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $0.7 million, $0.6 million and $1.2 million for the years ended December 31, 2003, 2002 and 2001, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      The Company's fixed annuities are administered by AIG Annuity Insurance Company, an affiliate of the Company. Costs charged to the Company to administer these policies were approximately $841,000 in 2003 and $107,000 in 2002. Additionally, costs charged to the Company for marketing such policies amounted to $4,010,000 in 2003 and $1,021,000 in 2002 and are deferred and amortized as part of Deferred Acquisition Costs. Effective November 2002, the responsibility for administration of the remaining block of fixed annuities was assumed by AIG Annuity Insurance Company, who the Company reimburses for their cost of administration. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

      On December 9, 2002, the Company entered into a profit sharing agreement with AIG SunAmerica Asset Management Corp. ("SAAMCO"), a registered investment advisor and affiliate of the Company, whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement was retroactive to January 1, 2002. Variable annuity fees of $1,620,000 and $1,777,000 were included in the statement of income and comprehensive income relating to the SAAMCO Agreement for the years ended December 31, 2003 and 2002, respectively. Of this amount, $1,476,000 and $1,639,000 has been paid to the Company in 2003 and 2002 and $144,000 and $138,000 remains a receivable from SAAMCO at December 31, 2003 and 2002, respectively.

      The Company paid $106,000 and $7,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2) for the year ended December 31, 2003 and 2002, respectively.